UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2018 through June 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Real
                        Estate Shares

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PWREX
                        Class C     PCREX
                        Class Y     PYREX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          22

Notes to Financial Statements                                                 29

Additional Information                                                        38

Trustees, Officers and Service Providers                                      40

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations - while elevated in the growth segment of the market - in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/18 3

Portfolio Management Discussion | 6/30/18

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of the Pioneer Real Estate Shares during the six-month period ended June 30, 2018. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund*.

Q    How did the Fund perform during the six-month period ended June 30, 2018?

A Pioneer Real Estate Shares Class A shares returned -0.15% at net asset value during the six-month period ended June 30, 2018, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)(1), returned 1.19%. During the same six-month period, the average return of the 269 mutual funds in Morningstar's Real Estate Funds Category was 0.54%.

Q How would you describe the market environment for REIT investors during the six-month period ended June 30, 2018?

A The real estate sector's relatively flat performance over the period belies the heightened volatility that characterized the six months. Initially, the market started off on a positive note due to optimism about the prospect of higher economic growth driven by the passage of a large tax reform bill in the U.S. in December 2017. However, in February and early March, investor sentiment soured in response to fears about more protectionist U.S. trade policies, central-bank policy, and the improper use of data by a leading

* Amundi Pioneer assumed direct responsibility for the day-to-day management of the Fund effective January 1, 2018. Prior to January 1, 2018, day-to-day management of the Fund was the responsibility of AEW Capital Management, L.P.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Semiannual Report | 6/30/18 social media company. REITs lagged other equities during the first quarter of 2018 in anticipation of the Federal Reserve's (the Fed's) hike in short-term interest rates in March, coupled with a rise in long-term rates, factors which weighed on the sector.

     During the second quarter, better-than-expected corporate earnings and jobs data generated optimism about the prospects for the U.S. economy, which helped to ease concerns about global economic growth. The real estate sector rallied and recovered much of the ground it had lost against the overall equity market in the first quarter -- led by higher-risk, lower-quality investments that had underperformed in the first half of the six-month period.

     Given continued improvement in U.S. economic data, the Fed announced another increase in short-term interest rates in June 2018, just prior to period-end.

Q What was your investment approach in that environment during the six-month period ended June 30, 2018?

A Our team began managing the Fund in January 2018. At that time, we began repositioning the portfolio. Within our portfolio construction process, we take a broader approach. We are mindful of sub-sector weightings and individual holdings within the benchmark, but since we are active managers, we are less concerned with matching or staying close to the MSCI Index's profile. Over- or underweighting REIT sub-sectors is a byproduct of our selection process, in which we employ a value-oriented strategy aimed at identifying securities that we believe are underpriced relative to their peers.

     As part of our repositioning efforts, we have focused on three long-term secular themes: German housing (apartments), e-Commerce (industrial), and data centers (specialized REITs). In Germany, where there is a shortage of housing, we invested in Deutsche Wohnen, which has been benefiting from a loosening of rent-control policies aimed at stimulating increased housing construction as well as increased supply -- partly to accommodate the influx of immigrants to the country. In the U.S., the Fund's investments in Prologis and Equinix exemplify our strategy with regard to the growth of e-Commerce and the technology demand for "iCloud" data storage centers, respectively. In addition, we favor the hotel (lodging) sector, which is cyclical and has been benefiting from improving economic growth as well

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/18 5 as increased business and consumer demand. With their overnight leases, hotels have the ability to raise the rates they charge on a daily basis, thus allowing them to adjust quickly to increases in interest rates.

     During the reporting period, we also increased the portfolio's diversification* by including shares of real estate-related companies that we believe would be less sensitive to rising interest rates. Unlike REITs, which are required to distribute at least 90% of taxable income annually, we believe the new real estate-related holdings offer an attractive combination of long-term growth of capital and current income that may help buffer the Fund's performance in a rising-rate market.

Q Which of your investment strategies or individual investments detracted from the Fund's benchmark-relative performance during the six-month period ended June 30, 2018?

A The Fund's underperformance relative to the MSCI Index during the six-month period was due to an underweight position in strip malls. After selling off sharply in the early months of the reporting period, lower-quality strip malls returned to favor in the spring and helped lead the overall recovery in real estate investments. In our view, strip malls are overbuilt, and many are facing closure. We believe there are better investment opportunities to be found outside that sub-sector.

     Among individual REITs held in the portfolio, the top detractors from the Fund's benchmark-relative performance included an underweight position in the outperforming Public Storage, and overweight positions in the underperforming Boston Properties (office) and Simon Property Group (regional malls). The portfolio was significantly underweight to Public Storage after the first quarter of 2018, given its continued underperformance relative to its competitors with regard to top-line and net operating income. That said, we do like the self-storage sub-sector, which continued to rally in response to increased demand from an aging population seeking to downsize from larger homes. As such, the Fund held other self-storage companies that performed well during the six-month period, including CubeSmart and Extra Space Storage.

     Boston Properties struggled during the period as concerns about the supply/demand picture in New York City became more challenging. In addition, worries persisted about capital-expenditure needs within the sub-sector as well as the office REIT cycle entering the latter stages of its

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer Real Estate Shares | Semiannual Report | 6/30/18 recovery. Simon Property Group is a high-quality operator of regional malls, in our opinion, but the sub-sector generally lagged the market over the period on concerns that sales at traditional "brick and mortar" retail stores are being eclipsed by e-Commerce.

Q Which of your investment strategies or individual investments contributed positively to Fund's benchmark-relative performance during the six-month period ended June 30, 2018?

A Among individual holdings, the top contributors to the Fund's benchmark-relative performance during the period included overweight positions in the outperforming Chesapeake Lodging, Host Hotels, and Ryman Hospitality Properties. Chesapeake and Host have been benefiting from increased travel, a byproduct of better economic growth. Ryman has a different business model compared with other lodging REITs. The company's flagship properties are in Nashville, and it has continued to experience strong group/corporate demand, while also benefiting from limited supply growth from competitors.

     Demand for industrial space was strong during the reporting period, supported by improving economic growth and the continued expansion in e-Commerce as well as the demand for warehouses. Within industrials, the portfolio's investment in DCT Industrial rallied in response to an announcement by Prologis - another Fund holding (referenced earlier) - that it was acquiring DCT.

Q Did you invest in any derivative securities during the six-month period ended June 30, 2018?

A    No, the Fund held no derivative investments during the period.

Q What is your outlook for real estate-related investments as we enter the second half of 2018, and how is the Fund positioned as of June 30, 2018?

A Despite the potential for increased stock market volatility and higher interest rates, we remain cautiously optimistic about the absolute and relative return potential for the real estate market. Generally solid business fundamentals, relatively low interest rates, modest inflation, the recent U.S. tax legislation, and the possibility of an acceleration in corporate mergers-and-acquisitions activity remain supportive of the real estate sector for the foreseeable future, in our view.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/18 7

     Based upon property market fundamentals and relative valuations within the real estate sector, at period-end, the Fund continued to hold its largest overweights versus the MSCI Index in the industrials (warehouses), hotels, and specialized (storage/data centers) sectors. The portfolio's largest underweights remained in retail - especially strip malls, which we believe are secularly challenged - and the office sector, due to supply/demand issues in New York City and a general increase in capital-expenditure needs.

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

8 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/18 9

Portfolio Summary | 6/30/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Specialized REIT                                                           21.4%
Industrial REIT                                                            12.9%
Retail REIT                                                                12.1%
Residential REIT                                                           10.9%
Hotel & Resort REIT                                                         9.3%
Health Care REIT                                                            8.2%
Office REIT                                                                 5.7%
Diversified REIT                                                            4.5%
Real Estate Operating Companies                                             3.3%
Hotels, Resorts & Cruise Lines                                              2.8%
Diversified Real Estate Activities                                          1.9%
Health Care Facilities                                                      1.9%
Real Estate Services                                                        1.4%
Construction & Engineering                                                  1.2%
Automobile Manufacturers                                                    0.8%
Home Furnishing                                                             0.7%
Environmental & Facilities Services                                         0.6%
Real Estate Development                                                     0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Simon Property Group, Inc.                                             6.57%
--------------------------------------------------------------------------------
 2. Prologis, Inc.                                                         5.67
--------------------------------------------------------------------------------
 3. Equinix, Inc.                                                          4.37
--------------------------------------------------------------------------------
 4. Host Hotels & Resorts, Inc.                                            4.29
--------------------------------------------------------------------------------
 5. Extra Space Storage, Inc.                                              3.04
--------------------------------------------------------------------------------
 6. CubeSmart                                                              2.63
--------------------------------------------------------------------------------
 7. AvalonBay Communities, Inc.                                            2.59
--------------------------------------------------------------------------------
 8. Welltower, Inc.                                                        2.46
--------------------------------------------------------------------------------
 9. Equity LifeStyle Properties, Inc.                                      2.30
--------------------------------------------------------------------------------
10. Digital Realty Trust, Inc.                                             2.19
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Prices and Distributions | 6/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      6/30/18                       12/31/17
--------------------------------------------------------------------------------
           A                        $24.26                          $24.59
--------------------------------------------------------------------------------
           C                        $23.75                          $24.09
--------------------------------------------------------------------------------
           Y                        $24.21                          $24.55
--------------------------------------------------------------------------------


Distributions per Share: 1/1/18-6/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.2800              $--                  $--
--------------------------------------------------------------------------------
           C             $0.2100              $--                  $--
--------------------------------------------------------------------------------
           Y             $0.3500              $--                  $--
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 11

Performance Update | 6/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Real Estate Shares at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                 Net           Public           MSCI
                 Asset         Offering         U.S.
                 Value         Price            REIT
Period           (NAV)         (POP)            Index
--------------------------------------------------------------------------------
10 years         7.19%          6.56%           7.95%
5 years          7.23           5.96            8.26
1 year           1.81          -4.04            3.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.48%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         GD Index
6/08             $ 9,425             $10,000
6/09             $ 5,417             $ 5,626
6/10             $ 8,366             $ 8,734
6/11             $11,053             $11,711
6/12             $12,350             $13,256
6/13             $13,312             $14,453
6/14             $14,960             $16,386
6/15             $15,620             $17,031
6/16             $19,079             $21,135
6/17             $18,533             $20,750
6/18             $18,869             $21,491

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Performance Update | 6/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                                    MSCI
                                                    U.S.
                 If            If                   REIT
Period           Held          Redeemed             Index
--------------------------------------------------------------------------------
10 years         6.28%         6.28%                7.95%
5 years          6.36          6.36                 8.26
1 year           1.10          1.10                 3.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 2.23%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         GD Index
6/08             $10,000             $10,000
6/09             $ 5,691             $ 5,626
6/10             $ 8,711             $ 8,734
6/11             $11,409             $11,711
6/12             $12,643             $13,256
6/13             $13,511             $14,453
6/14             $15,053             $16,386
6/15             $15,586             $17,031
6/16             $18,880             $21,135
6/17             $18,194             $20,750
6/18             $18,394             $21,491

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1.00% contingent deferred sales charge (CDSC). If you paid a 1.00% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 13

Performance Update | 6/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                 Net           MSCI
                 Asset         U.S.
                 Value         REIT
Period           (NAV)         Index
--------------------------------------------------------------------------------
10 years         7.74%         7.95%
5 years          7.65          8.26
1 year           2.25          3.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         GD Index
6/08             $ 5,000,000         $ 5,000,000
6/09             $ 2,900,045         $ 2,813,128
6/10             $ 4,508,466         $ 4,366,861
6/11             $ 5,990,466         $ 5,855,411
6/12             $ 6,731,694         $ 6,627,904
6/13             $ 7,291,606         $ 7,226,309
6/14             $ 8,232,463         $ 8,193,113
6/15             $ 8,630,778         $ 8,515,265
6/16             $10,580,359         $10,567,338
6/17             $10,310,022         $10,374,911
6/18             $10,541,615         $10,745,265

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2018, through June 30, 2018.

--------------------------------------------------------------------------------
Share Class                       A                    C                   Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00            $1,000.00           $1,000.00
Value on 1/1/18
--------------------------------------------------------------------------------
Ending Account                $  998.50            $  995.00           $1,001.00
Value on 6/30/18
--------------------------------------------------------------------------------
Expenses Paid                 $    8.52            $   11.77           $    6.05
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.72%, 2.38% and 1.22% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018, through June 30, 2018.

--------------------------------------------------------------------------------
Share Class                       A                    C                   Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00            $1,000.00           $1,000.00
Value on 1/1/18
--------------------------------------------------------------------------------
Ending Account                $1,016.27            $1,012.99           $1,018.74
Value on 6/30/18
--------------------------------------------------------------------------------
Expenses Paid                 $    8.60            $   11.38           $    6.11
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.72%, 2.38% and 1.22% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Schedule of Investments | 6/30/18 (unaudited)

-------------------------------------------------------------------------------------------
 Shares                                                                       Value
-------------------------------------------------------------------------------------------
                  UNAFFILIATED ISSUERS -- 99.5%
                  COMMON STOCKS -- 98.9% of Net Assets
                  AUTOMOBILES & COMPONENTS -- 0.8%
                  Automobile Manufacturers -- 0.8%
      8,150       Thor Industries, Inc.                                       $     793,728
                                                                              -------------
                  Total Automobiles & Components                              $     793,728
-------------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 0.6%
                  Construction & Engineering -- 0.6%
     13,511       Comfort Systems USA, Inc.                                   $     618,804
                                                                              -------------
                  Total Capital Goods                                         $     618,804
-------------------------------------------------------------------------------------------
                  COMMERCIAL & PROFESSIONAL SERVICES -- 0.6%
                  Environmental & Facilities Services -- 0.6%
      7,676       Waste Connections, Inc.                                     $     577,849
                                                                              -------------
                  Total Commercial & Professional Services                    $     577,849
-------------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 0.6%
                  Home Furnishings -- 0.6%
      3,108(a)    Mohawk Industries, Inc.                                     $     665,951
                                                                              -------------
                  Total Consumer Durables & Apparel                           $     665,951
-------------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 2.8%
                  Hotels, Resorts & Cruise Lines -- 2.8%
     47,000       Extended Stay America, Inc.                                 $   1,015,670
     58,981       Park Hotels & Resorts, Inc.                                     1,806,588
                                                                              -------------
                  Total Consumer Services                                     $   2,822,258
-------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                  Health Care Facilities -- 1.9%
     20,722       Encompass Health Corp.                                      $   1,403,294
     27,159(a)    Select Medical Holdings Corp.                                     492,936
                                                                              -------------
                  Total Health Care Equipment & Services                      $   1,896,230
-------------------------------------------------------------------------------------------
                  REAL ESTATE -- 91.6%
                  Diversified Real Estate Activities -- 1.9%
     48,434       LendLease Group                                             $     709,581
    173,000       New World Development Co., Ltd.                                   243,440
      9,364       RMR Group, Inc., Class A                                          734,606
      6,000       Sumitomo Realty & Development Co., Ltd.                           221,276
                                                                              -------------
                                                                              $   1,908,903
-------------------------------------------------------------------------------------------
                  Diversified REIT -- 4.4%
     20,441       Alexander & Baldwin, Inc.                                   $     480,364
     33,960       Gladstone Commercial Corp.                                        652,711
     31,470       Global Net Lease, Inc.                                            642,932
    138,547       LondonMetric Property Plc                                         338,075
      6,785       PS Business Parks, Inc.                                           871,873

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 17

-------------------------------------------------------------------------------------------
 Shares                                                                       Value
-------------------------------------------------------------------------------------------
                  Diversified REIT -- (continued)
     24,723       STORE Capital Corp.                                         $     677,410
    117,679       VEREIT, Inc.                                                      875,532
                                                                              -------------
                                                                              $   4,538,897
-------------------------------------------------------------------------------------------
                  Health Care REIT -- 8.2%
     71,638       Omega Healthcare Investors, Inc.                            $   2,220,778
     32,133       Sabra Health Care Real Estate Investment Trust, Inc.              698,250
     45,999       Senior Housing Properties Trust                                   832,122
     37,609       Ventas, Inc.                                                    2,141,833
     39,989       Welltower, Inc.                                                 2,506,910
                                                                              -------------
                                                                              $   8,399,893
-------------------------------------------------------------------------------------------
                  Hotel & Resort REIT -- 9.3%
     66,690       Braemar Hotels & Resorts, Inc.                              $     761,600
     39,931       Chesapeake Lodging Trust                                        1,263,417
     28,407       Hersha Hospitality Trust, Class A                                 609,330
    207,204       Host Hotels & Resorts, Inc.                                     4,365,788
     36,776       RLJ Lodging Trust                                                 810,911
     20,158       Ryman Hospitality Properties, Inc.                              1,676,138
                                                                              -------------
                                                                              $   9,487,184
-------------------------------------------------------------------------------------------
                  Industrial REIT -- 12.9%
     25,170       Americold Realty Trust                                      $     554,243
     33,182       Duke Realty Corp.                                                 963,274
     15,165       EastGroup Properties, Inc.                                      1,449,167
     43,237       First Industrial Realty Trust, Inc.                             1,441,522
     23,286       Granite Real Estate Investment Trust                              949,611
     87,881       Prologis, Inc.                                                  5,772,903
     38,062       Rexford Industrial Realty, Inc.                                 1,194,766
     22,381       Terreno Realty Corp.                                              843,092
                                                                              -------------
                                                                              $  13,168,578
-------------------------------------------------------------------------------------------
                  Office REIT -- 5.6%
     14,151       Alexandria Real Estate Equities, Inc.                       $   1,785,432
     14,172       Columbia Property Trust, Inc.                                     321,846
     14,452(a)    Equity Commonwealth                                               455,238
     26,943       JBG SMITH Properties                                              982,611
     16,286       Kilroy Realty Corp.                                             1,231,873
     41,350       Tier Real Estate Investment Trust, Inc.                           983,303
                                                                              -------------
                                                                              $   5,760,303
-------------------------------------------------------------------------------------------
                  Real Estate Development -- 0.4%
     18,689(a)    Forestar Group, Inc.                                        $     387,797
-------------------------------------------------------------------------------------------
                  Real Estate Operating Companies -- 3.4%
     13,105       Deutsche Wohnen SE                                          $     633,044
     31,547       Grand City Properties SA                                          818,633
    165,000       Swire Properties, Ltd.                                            609,900

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

-------------------------------------------------------------------------------------------
 Shares                                                                       Value
-------------------------------------------------------------------------------------------
                  Real Estate Operating Companies -- (continued)
      6,932       Swiss Prime Site AG                                         $     637,397
     16,520       Vonovia SE                                                        785,671
                                                                              -------------
                                                                              $   3,484,645
-------------------------------------------------------------------------------------------
                  Real Estate Services -- 1.3%
     35,651(a)    Marcus & Millichap, Inc.                                    $   1,390,745
-------------------------------------------------------------------------------------------
                  Residential REIT -- 10.8%
     15,347       AvalonBay Communities, Inc.                                 $   2,637,996
     11,361       Camden Property Trust                                           1,035,328
     25,461       Equity LifeStyle Properties, Inc.                               2,339,866
     18,846       Equity Residential                                              1,200,301
     33,693       NexPoint Residential Trust, Inc.                                  958,566
     54,513       Preferred Apartment Communities, Inc., Class A                    926,176
     20,240       Sun Communities, Inc.                                           1,981,091
                                                                              -------------
                                                                              $  11,079,324
-------------------------------------------------------------------------------------------
                  Retail REIT -- 12.1%
     29,788       Agree Realty Corp.                                          $   1,571,913
     38,963       British Land Co. Plc                                              345,458
      6,010       Federal Realty Investment Trust                                   760,565
     11,953       Getty Realty Corp.                                                336,716
     68,613       Kimco Realty Corp.                                              1,165,735
     39,322       Simon Property Group, Inc.                                      6,692,211
     94,492       Spirit Realty Capital, Inc.                                       758,771
     97,380       Washington Prime Group, Inc.                                      789,752
                                                                              -------------
                                                                              $  12,421,121
-------------------------------------------------------------------------------------------
                  Specialized REIT -- 21.3%
      4,946       Crown Castle International Corp.                            $     533,278
     83,014       CubeSmart                                                       2,674,711
     19,950       Digital Realty Trust, Inc.                                      2,226,021
     10,362       Equinix, Inc.                                                   4,454,520
     30,978       Extra Space Storage, Inc.                                       3,091,914
     38,002       Gaming & Leisure Properties, Inc.                               1,360,472
     26,867       GEO Group, Inc.                                                   739,917
     44,819       Gladstone Land Corp.                                              567,857
      8,185       Life Storage, Inc.                                                796,482
     28,016       National Storage Affiliates Trust                                 863,453
      4,823       Public Storage                                                  1,094,146
     37,078       Rayonier, Inc.                                                  1,434,548
      3,402(a)    SBA Communications Corp., Class A                                 561,738
     38,423       Weyerhaeuser Co.                                                1,400,903
                                                                              -------------
                                                                              $  21,799,960
                                                                              -------------
                  Total Real Estate                                           $  93,827,350
-------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $75,747,192)                                          $ 101,202,170
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 19

-------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                      Value
-------------------------------------------------------------------------------------------
                  EQUITY LINKED NOTE -- 0.6% of Net Assets
    616,000       MasTec, Inc., 13.5%, 8/6/18                                 $     660,100
-------------------------------------------------------------------------------------------
                  TOTAL EQUITY LINKED NOTE
                  (Cost $616,000)                                             $     660,100
-------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.5%
                  (Cost $76,363,192)                                          $ 101,862,270
-------------------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- 0.5%                        $     562,893
-------------------------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                        $ 102,425,163
===========================================================================================

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018 aggregated $117,152,802 and $124,966,380, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Fund did not engage in cross trade activity.

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $77,968,912 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                $25,987,868

     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                 (2,094,510)
                                                                                -----------
     Net unrealized appreciation                                                $23,893,358
                                                                                ===========

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------
                                       Level 1            Level 2       Level 3    Total
-----------------------------------------------------------------------------------------------
Common Stocks                          $101,202,170       $     --      $--        $101,202,170
Equity Linked Note                               --        660,100       --             660,100
-----------------------------------------------------------------------------------------------
Total Investments in Securities        $101,202,170       $660,100      $--        $101,862,270
===============================================================================================

During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 21

Statement of Assets and Liabilities | 6/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $76,363,192)            $101,862,270
  Cash                                                                              92,170
  Receivables --
     Investment securities sold                                                    355,339
     Fund shares sold                                                               21,582
     Dividends                                                                     466,524
     Interest                                                                        5,544
  Other assets                                                                      31,963
------------------------------------------------------------------------------------------
        Total assets                                                          $102,835,392
==========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                         $    255,675
      Fund shares repurchased                                                       28,405
      Trustees' fees                                                                     8
      Professional fees                                                             16,966
      Transfer agent fees                                                           65,080
      Printing expense                                                              18,064
   Due to affiliates                                                                10,387
   Accrued expenses                                                                 15,644
------------------------------------------------------------------------------------------
         Total liabilities                                                    $    410,229
==========================================================================================
NET ASSETS:
  Paid-in capital                                                             $ 47,002,272
  Undistributed net investment income                                               44,888
  Accumulated net realized gain on investments                                  29,878,752
  Net unrealized appreciation on investments                                    25,499,251
------------------------------------------------------------------------------------------
        Net assets                                                            $102,425,163
==========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $78,289,176/3,227,659 shares)                             $      24.26
  Class C (based on $8,991,814/378,569 shares)                                $      23.75
  Class Y (based on $15,144,173/625,484 shares)                               $      24.21
MAXIMUM OFFERING PRICE:
  Class A ($24.26 (divided by) 94.25%)                                        $      25.74
==========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Statement of Operations (unaudited)

For the Six Months Ended 6/30/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes
      withheld $15,283)                                                       $  1,980,033
   Interest from unaffiliated issuers                                              145,025
-------------------------------------------------------------------------------------------------------------
         Total investment income                                                                $   2,125,058
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $    403,696
  Administrative expense                                                            45,798
  Transfer agent fees
     Class A                                                                       116,415
     Class C                                                                         7,308
     Class Y                                                                         7,750
  Distribution fees
     Class A                                                                        95,877
     Class C                                                                        45,910
  Shareowner communications expense                                                 30,262
  Custodian fees                                                                    15,208
  Registration fees                                                                 21,640
  Professional fees                                                                 26,898
  Printing expense                                                                  24,766
  Trustees' fees                                                                     3,655
  Miscellaneous                                                                     14,963
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $     860,146
-------------------------------------------------------------------------------------------------------------
         Net investment income                                                                  $   1,264,912
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                      $ 26,644,869
     Other assets and liabilities denominated in
        foreign currencies                                                         (19,246)     $  26,625,623
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                      $(28,597,155)
     Other assets and liabilities denominated in
        foreign currencies                                                             173      $ (28,596,982)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                        $  (1,971,359)
-------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                          $    (706,447)
=============================================================================================================



The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 23

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                              Six Months
                                                                              Ended
                                                                              6/30/18           Year Ended
                                                                              (unaudited)       12/31/17
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                                  $   1,264,912     $   1,624,474
Net realized gain (loss) on investments                                          26,625,623        11,298,498
Change in net unrealized appreciation (depreciation)
  on investments                                                                (28,596,982)       (8,946,647)
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                                     $    (706,447)    $   3,976,325
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.28 and $0.33 per share, respectively)                       $    (915,589)    $  (1,152,930)
      Class C ($0.21 and $0.14 per share, respectively)                             (82,025)          (65,019)
      Class Y ($0.35 and $0.42 per share, respectively)                            (222,410)         (406,525)
Net realized gain:
      Class A ($-- and $1.68 per share, respectively)                                    --        (5,599,575)
      Class C ($-- and $1.68 per share, respectively)                                    --          (708,955)
      Class Y ($-- and $1.68 per share, respectively)                                    --        (1,474,133)
-------------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                                  $  (1,220,024)    $  (9,407,137)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             $   4,470,672     $  13,555,412
Reinvestment of distributions                                                     1,187,198         9,126,319
Cost of shares repurchased                                                      (14,632,051)      (48,903,216)
-------------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                              $  (8,974,181)    $ (26,221,485)
-------------------------------------------------------------------------------------------------------------
      Net decrease in net assets                                              $ (10,900,652)    $ (31,652,297)
NET ASSETS:
Beginning of period                                                           $ 113,325,815     $ 144,978,112
-------------------------------------------------------------------------------------------------------------
End of period                                                                 $ 102,425,163     $ 113,325,815
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                           $      44,888     $          --
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

-------------------------------------------------------------------------------------------------------------
                                               Six Months     Six Months
                                               Ended          Ended
                                               6/30/18        6/30/18             Year Ended    Year Ended
                                               Shares         Amount              12/31/17      12/31/17
                                               (unaudited)    (unaudited)         Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                      70,936       $  1,640,952         209,371      $   5,378,357
Reinvestment of distributions                    38,085            886,022         265,118          6,589,821
Less shares repurchased                        (366,072)        (8,540,101)       (790,132)       (20,364,548)
-------------------------------------------------------------------------------------------------------------
      Net decrease                             (257,051)      $ (6,013,127)       (315,643)     $  (8,396,370)
=============================================================================================================
Class C
Shares sold                                      28,183       $    639,809          44,636      $   1,124,785
Reinvestment of distributions                     3,547             81,051          31,320            760,600
Less shares repurchased                         (82,738)        (1,864,332)       (172,649)        (4,353,692)
-------------------------------------------------------------------------------------------------------------
      Net decrease                              (51,008)      $ (1,143,472)        (96,693)     $  (2,468,307)
=============================================================================================================
Class Y
Shares sold                                      93,912       $  2,189,911         272,816      $   7,052,270
Reinvestment of distributions                     9,463            220,125          71,521          1,775,898
Less shares repurchased                        (182,344)        (4,227,618)       (946,504)       (24,184,976)
-------------------------------------------------------------------------------------------------------------
      Net decrease                              (78,969)      $ (1,817,582)       (602,167)     $ (15,356,808)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year         Year       Year
                                                             6/30/18       Ended       Ended       Ended        Ended      Ended
                                                             (unaudited)   12/31/17    12/31/16*   12/31/15*    12/31/14*  12/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 24.59       $ 25.79     $ 26.83     $  29.58     $  24.56   $ 24.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.29(a)    $  0.33(a)  $  0.30(a)  $   0.31(a)  $   0.30   $  0.23
   Net realized and unrealized gain (loss) on investments      (0.34)         0.48        1.26         0.85         6.86      0.06
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.05)      $  0.81     $  1.56     $   1.16     $   7.16   $  0.29
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.28)      $ (0.33)    $ (0.29)    $  (0.31)    $  (0.29)  $ (0.22)
   Net realized gain                                              --         (1.68)      (2.31)       (3.60)       (1.85)    (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.28)      $ (2.01)    $ (2.60)    $  (3.91)    $  (2.14)  $ (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.33)      $ (1.20)    $ (1.04)    $  (2.75)    $   5.02   $ (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 24.26       $ 24.59     $ 25.79     $  26.83     $  29.58   $ 24.56
====================================================================================================================================
Total return (b)                                               (0.15)%(c)     3.20%       6.10%        4.27%       29.63%     1.14%
Ratio of net expenses to average net assets                     1.72%(d)      1.48%       1.41%        1.41%        1.47%     1.48%
Ratio of net investment income (loss) to average net assets     2.50%(d)      1.29%       1.09%        1.06%        1.09%     0.89%
Portfolio turnover rate                                          117%(c)         8%         15%          22%          22%       17%
Net assets, end of period (in thousands)                     $78,289       $85,681     $98,007     $100,842     $107,116   $80,091
====================================================================================================================================


* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.


The accompanying notes are an integral part of these financial statements.

26 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year        Year       Year
                                                             6/30/18       Ended       Ended       Ended       Ended      Ended
                                                             (unaudited)   12/31/17    12/31/16*   12/31/15*   12/31/14*  12/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 24.09       $ 25.30     $ 26.38     $ 29.15     $ 24.24    $ 24.45
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.20(a)    $  0.13(a)  $  0.08(a)  $  0.06(a)  $  0.06    $  0.00(b)
   Net realized and unrealized gain (loss) on investments      (0.33)         0.48        1.23        0.84        6.76       0.08
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.13)      $  0.61     $  1.31     $  0.90     $  6.82    $  0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.21)      $ (0.14)    $ (0.08)    $ (0.07)    $ (0.12)   $ (0.02)
   Net realized gain                                              --         (1.68)      (2.31)      (3.60)      (1.79)     (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.21)      $ (1.82)    $ (2.39)    $ (3.67)    $ (1.91)   $ (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.34)      $ (1.21)    $ (1.08)    $ (2.77)    $  4.91    $ (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 23.75       $ 24.09     $ 25.30     $ 26.38     $ 29.15    $ 24.24
====================================================================================================================================
Total return (c)                                               (0.50)%(d)     2.46%       5.22%       3.39%      28.50%      0.27%
Ratio of net expenses to average net assets                     2.38%(e)      2.23%       2.22%       2.24%       2.35%      2.32%
Ratio of net investment income (loss) to average net assets     1.79%(e)      0.50%       0.29%       0.21%       0.20%      0.02%
Portfolio turnover rate                                          117%(d)         8%         15%         22%         22%        17%
Net assets, end of period (in thousands)                     $ 8,992       $10,347     $13,317     $12,540     $13,435    $10,609
====================================================================================================================================


* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.00 or $(0.00) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e)  Annualized.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 27

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year        Year       Year
                                                             6/30/18       Ended       Ended       Ended       Ended      Ended
                                                             (unaudited)   12/31/17    12/31/16*   12/31/15*   12/31/14*  12/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 24.55       $ 25.76     $ 26.79     $ 29.54     $ 24.52    $ 24.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.34(a)    $  0.39(a)  $  0.37(a)  $  0.42(a)  $  0.43    $  0.36
   Net realized and unrealized gain (loss) on investments      (0.33)         0.50        1.29        0.84        6.85       0.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.01       $  0.89     $  1.66     $  1.26     $  7.28    $  0.41
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.35)      $ (0.42)    $ (0.38)    $ (0.41)    $ (0.41)   $ (0.36)
   Net realized gain                                              --         (1.68)      (2.31)      (3.60)      (1.85)     (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.35)      $ (2.10)    $ (2.69)    $ (4.01)    $ (2.26)   $ (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.34)      $ (1.21)    $ (1.03)    $ (2.75)    $  5.02    $ (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 24.21       $ 24.55     $ 25.76     $ 26.79     $ 29.54    $ 24.52
====================================================================================================================================
Total return (b)                                                0.10%(c)      3.54%       6.47%       4.65%      30.22%      1.61%
Ratio of net expenses to average net assets                     1.22%(d)      1.12%       1.07%       1.02%       1.03%      1.01%
Ratio of net investment income (loss) to average net assets     2.97%(d)      1.50%       1.34%       1.43%       1.54%      1.41%
Portfolio turnover rate                                          117%(c)         8%         15%         22%         22%        17%
Net assets, end of period (in thousands)                     $15,144       $17,298     $33,655     $48,644     $50,520    $35,711
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

Notes to Financial Statements | 6/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class K, Class R and Class T shares had not commenced operations as of June 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 29

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

30 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 31

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. At December 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

32 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

     A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,758,525
     Long-term capital gain                                            7,648,612
     ---------------------------------------------------------------------------
          Total                                                       $9,407,137
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term capital gain                            $ 4,858,849
     Net unrealized appreciation                                      52,490,513
     ---------------------------------------------------------------------------
          Total                                                      $57,349,362
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,252 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2018.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 33

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse Investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

34 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

     Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 35

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. For the six months ended June 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,270 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $23,930
Class C                                                                    5,456
Class Y                                                                      876
--------------------------------------------------------------------------------
  Total                                                                  $30,262
================================================================================


4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

36 Pioneer Real Estate Shares | Semiannual Report | 6/30/18 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,117 in distribution fees payable to the Distributor at June 30, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2018, CDSCs in the amount of $512 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participated in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2018, the Fund had no borrowings under the credit facility.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 37

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

38 Pioneer Real Estate Shares | Semiannual Report | 6/30/18 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 39

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

40 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

                          This page is for your notes.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 41

                          This page is for your notes.

42 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

                          This page is for your notes.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/18 43

                          This page is for your notes.

44 Pioneer Real Estate Shares | Semiannual Report | 6/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19407-13-0818

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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    (2) Disclose the percentage of services described in each of paragraphs (b)
   through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2018

* Print the name and title of each signing officer under his or her signature.